Accounts Receivable, Net - Summary of Allowance for doubtful accounts (Detail) - USD ($) $ in Thousands	12 Months Ended
	Dec. 31, 2021	Dec. 31, 2020
Accounts Receivable, after Allowance for Credit Loss [Abstract]
Balance, beginning of period	$ 1,270	$ 760
Increase (decrease) in provision	1,726	582
Write-offs, net of recoveries	(1,672)	(122)
Foreign currency translation adjustments	(12)	50
Balance, end of period	$ 1,312	$ 1,270